UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

July 4, 2007
Date of Report (Date of earliest event reported)

PARK PLACE ENERGY CORP.
(Exact name of registrant as specified in its charter)

Nevada	000-51712	71-0971567
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation)

666 Burrard Street, Suite 1220, Vancouver,
British Columbia, Canada	V6C 2X8
(Address of principal executive offices)	(Zip Code)

(604) 685-0076
Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

SECTION 1 – REGISTRANT’S BUSINESS AND OPERATIONS

Item 1.01 Entry into a Material Definitive Agreement.

On July 4, 2007 Park Place Energy Corp. (“the Company”) (under its name at the time – “ST Online Corp.”) entered into an Amending Agreement (the “First Amendment”) with Park Place Energy Inc. (“PPE”) and 0794403 B.C. Ltd. (the “Subsidiary”) amending the terms of the Business Combination Agreement (the “Business Combination Agreement”) executed by the same parties on June 26, 2007 and filed as an exhibit to our current report on Form 8-K filed July 3, 2007. The following summary of certain material terms of the First Amendment does not purport to be complete and is qualified in its entirety by reference to the First Amendment; a copy of which is filed as an exhibit hereto.

Under the First Amendment, the Company will forward split its shares on twelve new for one old basis, rather than on an eight new for one old basis, as contemplated by the Business Combination Agreement as it was originally executed.

On July 18, 2007 the Company entered into another Amending Agreement (the “Second Amendment”) with PPE and the Subsidiary, further amending the terms of the Business Combination Agreement. The following summary of certain material terms of the Second Amendment does not purport to be complete and is qualified in its entirety by reference to the Second Amendment; a copy of which is filed as an exhibit hereto.

Under the Second Amendment, the Company will pay the sum of $10,000 and a further amount of $4,127 to Scott Pedersen, our President, Treasurer and a director of the Company, in full and final satisfaction of any obligations of the Company otherwise owing to him and for the provision of a release from him in connection therewith. The Company will also transfer its “Simple Tennis” website to Scott Pedersen in exchange for the surrender of all his shares in the Company. Also, the condition that PPE have a commitment from a group acceptable to PPE to effect a $2,000,000 financing of units (the “Units”) of the Company has been revised such that the warrants contemplated in the Units are to have a minimum exercise price of $0.50 rather than $0.75. Finally, the Second Amendment made some non-substantive changes to the Amalgamation Agreement (an agreement appended to the Business Combination Agreement which sets out the terms of the proposed amalgamation between PPE and the Subsidiary).

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

Not applicable.

(b) Pro forma financial information.

Not applicable.

(c) Shell company transactions.

Not applicable.

(d) Exhibits.

Submitted herewith:

Exhibit	Description
10.1	Amending Agreement among Park Place Energy Inc., ST Online Corp. and 0794403 B.C. Ltd., dated July 4, 2007.
10.2	Amending Agreement among Park Place Energy Inc., Park Place Energy Corp. and 0794403 B.C. Ltd., dated July 18, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PARK PLACE ENERGY CORP.

By: /s/ Scott Pedersen
DATE: July 19, 2007	Scott Pedersen
President